Exhibit 99.1

                            MARLON DISTRIBUTORS LTD.

                        CONSOLIDATED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2003

                           STATED IN CANADIAN DOLLARS

                                 DONALD BEATSON
                              CHARTERED ACCOUNTANT
                                6176 Alma Street
                            Vancouver, B. C. V6N 1Y6
                             Telephone 604-263-4814

                                AUDITOR'S REPORT

To the Shareholders

I have audited the consolidated balance sheet of Marlon Distributors Ltd. as at December 31, 2003 and the consolidated statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with Canadian generally accepted auditing standards. Those standards require that I plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In my opinion, these financial statements present fairly, in all material respects, the consolidated financial position of the Company and the consolidated results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.


DONALD BEATSON
Chartered Accountant

Vancouver, Canada
February 24, 2004

                            MARLON DISTRIBUTORS LTD.
                           CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2003

                                                                   2003              2002
                                     ASSETS
CURRENT ASSETS
       Cash                                                    $    75,386       $   146,666
       Guaranteed investment certificate                           322,908           315,824
       Accounts receivable - net of allowance                      449,209           477,885
       Inventory                                                 1,209,150         1,062,501
       Prepaid expenses                                             40,751            43,859
                                                               -----------       -----------
                                                                 2,097,404         2,046,735
CAPITAL ASSETS  (Note 3)                                           146,070           325,756
GOODWILL
       Purchased by subsidiary, less amortization thereon           73,228            83,288
       Arising upon consolidation (Note 1(e))                      184,196           184,196
                                                               -----------       -----------
       Total Assets                                            $ 2,500,898       $ 2,639,975
                                                               ===========       ===========
                                   LIABILITIES
CURRENT LIABILITIES
       Accounts payable and accrued liabilities                $   508,456       $   390,496
       Corporation income taxes payable                              9,735            12,603
       Current portion of long-term debt                            95,000           324,565
                                                               -----------       -----------
                                                                   613,191           727,664
LONG-TERM DEBT  (Note 4)                                           377,643           466,541
FUTURE TAXES                                                         3,325             1,875
                                                               -----------       -----------
       Total Liabilities                                           994,159         1,196,080
                                                               -----------       -----------
                              SHAREHOLDERS' EQUITY

SHARE CAPITAL  (Note 5)                                            459,162           459,162
RETAINED EARNINGS                                                1,297,577         1,234,733
PREMIUM ON REDEMPTION OF SHARES  (Note 5)                         (250,000)         (250,000)
                                                               -----------       -----------
       Total Equity                                              1,506,739         1,443,895
                                                               -----------       -----------
       Total Liabilities and Equity                            $ 2,500,898       $ 2,639,975
                                                               ===========       ===========

                            MARLON DISTRIBUTORS LTD.
             STATEMENT OF CONSOLIDATED INCOME AND RETAINED EARNINGS
                          YEAR ENDED DECEMBER 31, 2003

                                                      2003             2002

SALES                                              $3,188,521      $ 2,902,582
COST OF SALES                                       2,198,845        2,121,138
                                                   ----------      -----------
       Gross Margin                                   989,676          781,444
OTHER OPERATING INCOME
       Commissions                                     84,644           85,606
       Rent                                               955            6,000
       Interest and other                              11,059           12,357
                                                   ----------      -----------
                                                    1,086,334          885,407
SELLING AND ADMINISTRATIVE EXPENSES                 1,061,698          920,976
                                                   ----------      -----------
OPERATING INCOME (LOSS)                                24,636          (35,569)
OTHER INCOME
       Gain on disposal of assets (Note 3(b))          55,533           79,089
                                                   ----------      -----------
INCOME BEFORE TAXES                                    80,169           43,520
                                                   ----------      -----------
INCOME TAXES
       Current                                         15,875           11,722
       Future (recovery)                                1,450           (1,500)
                                                   ----------      -----------
                                                       17,325           10,222
                                                   ----------      -----------
NET INCOME                                             62,844           33,298
       Retained earnings, beginning of year         1,234,733        1,201,435
                                                   ----------      -----------
RETAINED EARNINGS, END OF YEAR                     $1,297,577      $ 1,234,733
                                                   ==========      ===========

                            MARLON DISTRIBUTORS LTD.
                      STATEMENT OF CONSOLIDATED CASH FLOWS
                          YEAR ENDED DECEMBER 31, 2003

                                                              2003            2002
CASH PROVIDED (UTILIZED) BY
              OPERATING ACTIVITIES
       Net income                                          $  62,844       $  33,298
       Add (deduct) items not requiring cash:
              Amortization                                    54,561          66,202
              Gain on disposal of assets                     (55,533)        (79,089)
              Deferred income taxes (recovery)                 1,450          (1,500)
                                                           ---------       ---------
                                                              63,322          18,911
CHANGES IN NON-CASH WORKING CAPITAL ITEMS:
       Accounts receivable                                    28,676        (108,089)
       Goods and services tax recoverable                         --           7,458
       Inventory                                            (146,649)         23,509
       Prepaid expenses                                        3,108          68,307
       Accounts payable and accrued liabilities              117,960           3,930
       Corporation income taxes payable                       (2,868)         10,726
                                                           ---------       ---------
                                                              63,549          24,752
                                                           ---------       ---------
CASH PROVIDED (UTILIZED) BY
              FINANCING ACTIVITIES
       Net reduction of long-term debt contracts            (318,463)       (377,559)
                                                           ---------       ---------

CASH PROVIDED (UTILIZED) BY
              INVESTING ACTIVITIES
       Purchase of guaranteed investment certificates         (7,084)       (145,764)
       Disposal of capital assets                            190,718         257,433
       Reduction in employee automobile loan                      --           1,528
                                                           ---------       ---------
                                                             183,634         113,197
                                                           ---------       ---------
DECREASE IN CASH POSITION                                    (71,280)       (239,610)
       Cash, beginning of year                               146,666         386,276
                                                           ---------       ---------
CASH, END OF YEAR                                          $  75,386       $ 146,666
                                                           =========       =========

                            MARLON DISTRIBUTORS LTD.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2003

1.    ACCOUNTING POLICIES

      (a)   Inventory

            Inventory is priced at the lower of cost and net realized value with cost being determined as the average cost based on the most recent invoice prices.

      (b)   Amortization

            Amortization of capital assets is provided on the declining-balance method at the following rates over the estimated useful lives of the assets:

                       Building                          -  5%
                       Equipment and office furniture    - 20%
                       Computer and automotive equipment - 30%

            In the year of acquisition, amortization is provided at only one-half of the normal rates.

            Leasehold improvements are amortized on a straight-line basis over the five year term of the lease. Purchased goodwill of the wholly-owned subsidiary is amortized on a straight-line basis over fifteen years.

      (c)   Income Taxes and Future Taxes

            The Companies follow the deferred tax allocation method of providing income taxes. Under this method, taxes are determined using accounting income which differs in some respects from taxable income. Differences generally arise because items of income and expense such as amortization, are reflected in different time periods for financial accounting purposes than for income tax purposes. Future taxes represent the amount by which income taxes on accounting income exceed income taxes on taxable income.

      (d)   Premium on Redemption of Shares

            The premium paid on the redemption of shares is shown as a reduction of the overall shareholders' equity rather than as a reduction of the value of share capital.

                            MARLON DISTRIBUTORS LTD.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2003

1.    ACCOUNTING POLICIES (Continued)

      (e)   Consolidation

            The consolidated financial statements include the assets, liabilities, revenues, expenses and cash flows of the parent company, Marlon Distributors Ltd., and of its wholly-owned subsidiary, Marlon Recreational Products Ltd. for the year ended December 31, 2003 after elimination of inter-company investments, shareholdings and all other inter-company transactions. Goodwill of $184,196, representing the excess of the purchase price of the shares of the subsidiary over their net book value at date of acquisition, arises upon consolidation of the accounts of the subsidiary.

      (f)   Financial Instruments

            Financial instruments of the companies include the guaranteed investment certificate, accounts receivable, accounts payable and long-term debt contracts. Unless otherwise noted, it is management's opinion that there is no significant interest, currency and credit risks arising from these financial instruments.

2.    BANK SECURITY

      The guaranteed investment certificate, accounts receivable and inventory are pledged as security for a bank line of credit that the parent company uses to finance overseas purchases of goods for resale.

3.    CAPITAL ASSETS

      (a)   Capital assets are represented by the following:

                                                     Accumulated       Net           Net
                                           Cost     Amortization       2003         2002
                                           ----     ------------       ----         ----
      Land                              $     --      $     --      $     --      $ 65,876
      Building                                --            --            --       112,252
      Computer equipment                  86,382        73,596        12,786        17,972
      Office furniture and
            equipment                     38,147        27,880        10,267        11,410
      Machinery and other
            equipment                     33,110        14,135        18,975        10,082
      Automotive equipment               181,561       107,711        73,850       101,751
      Leasehold improvements              13,328         2,137        11,191         6,412
      Prairies distribution rights        20,001         1,000        19,001             1
                                        --------      --------      --------      --------

                                        $372,529      $226,459      $146,070      $325,756
                                        ========      ========      ========      ========

                             MARLON DISTRIBUTORS LTD
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2003

3.    CAPITAL ASSETS (Continued)

      (b) The land and building were sold during the year for a cash consideration of $239,000 and a gain on sale of $52,712. A portion of the proceeds amounting to $137,409 was used to repay shareholders' loans (Note 4).

      (c) The capital assets of the subsidiary are pledged as security for term business loans outlined in note 4 below.

4.    LONG-TERM DEBT

      a)    Long-term debt is represented by the following:

                                                                           2003          2002
Term loans payable to the HSBC Bank Canada:

      i)    Retired during the year                                      $     --      $ 91,356

      ii)   Payable in blended monthly instalments of $1,405,
            interest at prime plus .75%, payable in full by
            April, 2010, secured as outlined below                        135,579       153,495
      iii)  Payable in blended monthly instalments of $1405,
            interest at prime plus 1%, secured as outlined
            below                                                          19,573        34,641
      iv)   Payable in monthly instalments of interest only at
            prime plus 1%, secured by a first charge on a 2002
            GMC crewcab 3/4 ton truck                                      21,774        28,487

Promissory note payable to former shareholder of
subsidiary, Alexander Cameron, payable in quarterly
principal payments of $12,500 plus interest at prime plus
1%                                                                         50,000       100,000

Advances from shareholders, non-interest bearing, no fixed terms of
repayment                                                                 245,717       383,127
                                                                         --------      --------
                                                                          472,643       791,106
Current portion included in current liabilities                            95,000       324,565
                                                                         --------      --------
                                                                         $377,643      $466,541
                                                                         ========      ========

                            MARLON DISTRIBUTORS LTD.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2003

4.    LONG-TERM DEBT (Continued)

      (b) The estimated principal payments on long-term debt contracts in each of the next five years are as follows:

                            2004                          $ 95,000
                            2005                            41,347
                            2006                            30,000
                            2007                            35,000
                            2008                            40,000

      (c) The term loans payable to HSBC Bank Canada are secured by the following:

            (iii) general security agreements creating a first fixed charge over all present and future personal property of the companies

            (iv) accounts receivable, inventory and guaranteed investment certificate

            (v)   unlimited guarantees executed by the companies

5.    SHARE CAPITAL

      a) The Company is authorized to issue an unlimited number of common shares of no par value. To date, a total of 94,163 common shares have been issued for cash. No shares were issued during the year

      b) In a previous year, the Company redeemed 20,000 common shares held by Simmonds Capital Limited for $270,000, which shares had been issued for $20,000. The excess of the redemption price over the issued price, amounting to $250,000, is shown as a reduction of shareholders' equity.

6.    SUBSEQUENT EVENT

      In February, 2004, the subsidiary company completed negotiations to acquire distribution rights to Motorized Fun Company ("MFC") products in the provinces of British Columbia, Alberta and Yukon Territory in Canada and the states of Washington, Oregon and Idaho in the United States. It is anticipated that the acquisition of these rights will substantially increase the sales and net income figures of the subsidiary during the next two years.

7.    OPERATING LEASE

      The companies are obligated to monthly lease payments for operating premises of $4,494 until June, 2005. There is an option to renew the lease for an additional two years.

                            MARLON DISTRIBUTORS LTD.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2003
                                    Unaudited

8.    INVENTORY WRITE-DOWN

      The Company wrote down its inventory at the end of 2003 to account for obsolete and unusable mobile radios and accessories, thereby increasing cost of sales by $21,710.

                                      # # #